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                                                               [LOGO] Volkswagen
                                                                      Credit

                      SECURITIES AND EXCHANGE COMMISSION            [LOGO]
                                                                     Audi
                                                              Financial Services
                            450 Fifth Street, N.W.
                            Washington, D.C. 20549
                                                             3800 Hamlin Road
                                                             Auburn Hills, MI
                                                             48326
                                   FORM 8-K                  Tel. (248) 340-5885
                                                             Fax  (248) 340-5387

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                        Date of Report:  July 20, 2001


                        Volkswagen Dealer Finance, LLC.
                        -------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    EXHIBITS


          Delaware                   33-34266                  38-2748796
          --------                   --------                  ----------

 (State of Incorporation)     (Commission File Number)   (IRS Employer Id. No.)


                3800 Hamlin Road, Auburn Hills, Michigan  48326
                -----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code:  (248) 340-6550

                                      N/A
     --------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended July 20, 2001, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     Designation      Description                       Method of Filing
     -----------      -----------                       ----------------

     Exhibit 20       Report for the month ended        Filed with this report.
                      June 30, 2001 provided to
                      Bank One, as trustee under
                      the Volkswagen Credit Auto
                      Master Owner Trust, Series
                      2000-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     Volkswagen Credit Auto Master Owner Trust



                                     By: Volkswagen Dealer Finance, LLC


                                     By: /s/ Timothy J. Flaherty
                                        ------------------------------
                                             Timothy J. Flaherty